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                                                                   EXHIBIT 10.04

                                   [FORM OF]

                        BORROWER'S CONSENT AND AGREEMENT

     BORROWER'S CONSENT AND AGREEMENT dated as of October 15, 1997 among FATS, Inc. (the "Borrower") the Lenders (as defined herein) and NationsBank, N.A. (formerly known as NationsBank, N.A. (South)), as Agent (in such capacity, the "Agent") for the Lenders (as defined herein).

     Reference is made to (a) the Credit Agreement dated as of July 31, 1996 (the "Original Credit Agreement"), among Firearms Training Systems, Inc. (the "Parent"), the financial institutions party thereto as lenders (the "Lenders") and the Agent, (b) the Pledge and Security Agreement dated as of July 31, 1996 (the "Security Agreement") among the Parent, the Subsidiaries named therein as Grantors and the Agent and (c) the Assignment and Assumption Agreement dated as of January 1, 1997 (the "Assignment and Assumption") among the Parent, the Borrower and the Agent pursuant to which, in connection with the Permitted Drop Down Transaction (as defined in the Original Credit Agreement), the Parent assigned to the Borrower and the Borrower assumed from the Parent all of the obligations of the Parent under the Original Credit Agreement, the Security Agreement and the other Loan Documents. To induce the Lenders to enter into the Original Credit Agreement, the Borrower granted to the Agent, for the benefit of the Secured Parties, a security interest in certain Collateral (as defined in the Security Agreement).

     The Parent, the Borrower and the Agent desire to amend and restate the Original Credit Agreement in order to (i) increase the aggregate Revolving Credit Commitment thereunder from $15,000,000 to $25,000,000, and (ii) permit
(A) Foreign Currency Letters of Credit, (B) Permitted Acquisitions and (C) the repurchase by the Borrower of certain Capital Stock, all in the form and pursuant to the terms and conditions set forth in the Amended and Restated Credit Agreement dated as of October 10, 1997 (as such agreement may be amended or modified from time to time, the "Amended Agreement"). Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended Agreement. To induce the Agent and the Lenders to enter into the Amended Agreement, the Borrower hereby agrees as follows:

     SECTION 1. Consent of Borrower. (a) The Borrower agrees that its obligations under the Security Agreement shall continue in full force and effect, taking into account the amendments contemplated by the Amended Agreement and this Consent and Agreement. In particular, the Borrower hereby acknowledges the increase in the Revolving Credit Commitments, agrees that all Obligations (as defined in the Amended Agreement) shall constitute obligations secured by the Borrower pursuant to the Security Agreement. Accordingly, the Borrower acknowledges and agrees that (i) the definition of "Secured Obligations" in the Security Agreement is hereby amended to include and consist of all obligations of the Borrower under the Amended Agreement and (ii) any reference to the terms "Loans", "Letters of Credit", "Notes", "Letter of Credit Disbursements" and "Obligations" in the Security Agreement (as amended by the foregoing clause
(i)), shall have the meaning ascribed to such terms in the Amended Agreement.

     (b) The Borrower, the Agent and the Lenders agree to amend the Security Agreement as follows:

          (i) subsection (i) of Section 2.01 is hereby deleted in its entirety and the following is substituted therefor:

           "(i) all Receivables (other than rights to receive payments in connection with (A) Government Contracts existing as of the Closing Date to the extent that a grant of a security interest in such rights is prohibited by the terms of such Government Contract and any renewals, extensions or replacements thereof or additional contracts with the same customers as are parties to such existing Government Contract, provided that the applicable Grantor shall have used its reasonable, good faith efforts to cause any such renewal, extensions, replacements or additional contracts to be included in the Collateral), (B) Government Contracts entered into after the Closing Date that (I) collectively have an aggregate value of less than $100,000 to the extent that a grant of a security interest in such rights is prohibited by the terms of such Government Contract or (II) are entered into with foreign governmental entities, the right to receive payments under which are not governed by the UCC and whose terms prohibit assignment of rights under such
        Contract or requires
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        a consent the Borrower was unable to obtain, or (C) Government Contracts to the extent that a grant of a security interest in such rights is prohibited by applicable law);"

          (ii) Section 4.02(a)(x) is hereby amended by (A) inserting the phrase "with respect to any Government Contract with a value greater than $1,000,000," between the "(A)" and the word "notify" and (B) deleting the number "$500,000" from subsection (III) thereof and substituting the number "$2,000,000" therefor.

     SECTION 2. Effectiveness. This Consent and Agreement shall become effective on the Effective Date. On and after the Effective Date, the rights and obligations of the parties hereto shall be governed by the Security Agreement, in each case as amended and modified by this Consent and Agreement, and the other Loan Documents.

     SECTION 3. Integration; Confirmation. On and after the Effective Date, each reference in the Security Agreement to "this Agreement", "herein", "hereunder" or words of similar import, each reference in any other document delivered in connection with any of the Loan Documents to the "Security Agreement" or words of similar import, shall be deemed to be a reference to the Security Agreement as amended and modified by this Consent and Agreement. All other terms and provisions of the Security Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects. On and after the Effective Date, all references in the Security Agreement or any other document delivered in connection therewith, to the "Credit Agreement" shall be deemed to be a reference to the Original Credit Agreement, as amended and restated by the Amended Agreement.

     SECTION 4. Representations and Warranties. All representations and warranties contained in the Amended Agreement that relate to the Borrower are true and correct.

     SECTION 5. Counterparts. This Consent and Agreement may be executed by the parties hereto in several counterparts and each such counterpart shall be deemed to be an original, admissible into evidence, but all such counterparts shall together constitute but one and the same Consent and Agreement. Delivery of an executed counterpart of this Consent and Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Consent and Agreement. Any party delivering an executed counterpart of this Consent and Agreement by telefacsimile shall also deliver a manually executed counterpart of this Consent and Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability and binding effect of this Consent and Agreement.

     SECTION 6. Governing Law. THIS CONSENT AND AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, each party hereto has caused this Consent and Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

                                          FATS, INC., as Borrower

                                          By: /s/  DAVID A. APSELOFF
                                            ------------------------------------
                                            Name:  David A. Apseloff
                                            Title: Vice President

                                          NATIONSBANK, N.A., as Agent

                                          By: /s/  DERRICK C. BELL
                                            ------------------------------------
                                            Name:  Derrick C. Bell
                                            Title: Vice President
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                                          FIRST BANK NATIONAL ASSOCIATION

                                          By: /s/  MARK R. OLMAN
                                            ------------------------------------
                                            Name:  Mark R. Olman
                                            Title: Vice President

                                          FIRST SOURCE FINANCIAL LLP, by
                                          First Source Financial, Inc., as
                                          Agent/Manager

                                          By: /s/  GARY L. FRANCIS
                                            ------------------------------------
                                            Name:  Gary L. Francis
                                            Title: Senior Vice President

                                          BHF-BANK AKTIENGESELLSCHAFT

                                          By: /s/  THOMAS J. LEISSL
                                            ------------------------------------
                                            Name:  Thomas J. Leissl
                                            Title: Vice President

                                          By: /s/  CHRISTOPHER LALLY
                                            ------------------------------------
                                            Name:  Christopher Lally
                                            Title: Assistant Treasurer

                                          CREDITANSTALT CORPORATE FINANCE, INC.

                                          By: /s/  CARL G. DRAKE
                                            ------------------------------------
                                            Name:  Carl G. Drake
                                            Title: Senior Associate

                                          By: /s/  ROBERT M. BIRINGER
                                            ------------------------------------
                                            Name:  Robert M. Biringer
                                            Title: Executive Vice President